Radian Insurance Inc.
Second Mortgage Pool Insurance Policy

Radian Insurance Inc. □ 1601 Market Street □ Philadelphia, PA □ 19103

Radian Insurance Inc., a Pennsylvania corporation and a stock insurance company (herein called the “Company”) agrees to pay to the Insured identified below, in consideration of the premium paid or to be paid as specified herein, the Loss sustained by reason of the Default by a Borrower on any Loan insured under this Policy and listed in the attached Schedule, subject to the terms and conditions contained herein.

Insured	Lehman Brothers Bank

R0098-01-2 10351 11/1/2003 Policy number Insured□s Identification number Effective date of policy
Premium rate and payments

1/12  of 2.35% of the Total Amortized Insured Loan Amount with respect to each Premium Payment Date, payable on such Premium Payment Date in immediately available funds by wire transfer of such funds to an account designated by the Company.

Premium payment date	The 25th day of each month or if such day is not a business day, the first business day thereafter, commencing in December, 2003.

Total insured loan amount	$333,406,795

Aggregate loss percentage	10%

Maximum aggregate liability	$33,340,680

Terms and Conditions

1.

Definitions

1.1

Amortized Insured Loan Amount means the unpaid principal balance of the Loan outstanding as of the first day of the month. On or before the tenth day of each month, the Insured shall provide the Company with a report, made on a form or in a format provided or approved by the Company, specifying the Amortized Insured Loan Amount of each Loan.

1.2

Borrower means any individual legally obligated to repay the debt obligation created by a Loan, including any co-borrower, co-signer, co-obligor, or guarantor of the Loan.

1.3

Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

1.4

Claim Amount means the amount calculated in accordance with Section 6.2 of this Policy.

1.5

Combined Loan-to-Value means that ratio, expressed as a percentage, equal to:

a.

the sum of:

1.

(a) if the Loan is not a HELOC, the outstanding principal balance of the Loan as of the date the Loan was Consummated; or (b) if the Loan is a HELOC, the pre-established borrowing limit of the Loan; and

2.

the outstanding principal balance, as of the date the Loan was Consummated, of the loan secured by the First Deed of Trust;

divided by

b.

the Fair Market Value of the Property.

1.6

Consummated means the date on which the loan was closed and all related loan documents were executed.

1.7

Default means the failure by a Borrower (s) to pay when due a scheduled periodic payment due under the terms of a Loan, or (b) to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due-on-sale provision in the Loan by the Insured after breach by the Borrower of a due-on-sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property, or (c) to pay when due any scheduled periodic payment or any other amount due on any debt or other obligation representing an encumbrance or lien superior to the Loan (including, but not limited to, the First Deed of Trust and tax or other liens or encumbrances).

A Loan is deemed to be in Default for that month, as appropriate: (a) as of the close of business on the installment due date for which a scheduled periodic payment has not been made; (b) as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan; (c) as of the installment due date for which a scheduled periodic payment has not been made under the First Deed of Trust; or (d) as of the due date for payment of any amount due on any other debt or other obligation representing an encumbrance or lien superior to the Loan. The Loan shall be considered to remain in Default until filing of a Claim so long as such scheduled periodic payment has not been made or violation of the due-on-sale clause continues. For example, a Loan is “four (4) months in Default” if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration exists for a continuous period of four (4) months.

1.8

Eligibility Criteria means the requirements established in the underwriting guidelines of the originator of the Loan and as otherwise established by the Company and of which the Company notifies the Insured, as the same may be amended from time to time by the Company on prior written notice to the Insured.

1.9

Eligible Note means the written evidence of indebtedness, unless otherwise amended or limited by the Eligibility Criteria:

a.

under which the Borrower is obligated to repay a Loan in amortizing monthly installments of principal and interest;

b.

with an initial term of at least twelve (12) months;

c.

secured by a Second Deed of Trust; and

d.

containing therein or in the Second Deed of Trust, where permitted by law,

1.

a clause permitting the Borrower to prepay all or part of the principal balance and interest due, if the Loan has an adjustable interest rate, at any interest rate modification date,

2.

a clause providing for the acceleration of maturity, at the option of the holder, upon default,

3.

a due-on-sale clause,

4.

a clause permitting the Insured to make payments on any debt or other obligation representing a lien or other encumbrance which is in default and which has priority over any Second Deed of Trust,

5.

a clause providing that the Borrower agrees not to take additional advances under any loan secured by a lien or other encumbrance with priority over the Second Deed of Trust,

6.

a waiver of the Borrower’s homestead exemption, and

7.

clause providing that any default of the scheduled periodic payment under the First Deed of Trust is considered to be a default under the Loan.

1.10

Fair Market Value means the appraised value of the Property, or other acceptable evidence of value of the Property, as of the date of Consummation; provided that, if the Loan is for the purpose of purchasing the Property, the Fair Market Value shall be the lesser of the sales price or the appraised value as of the date of Consummation.

1.11

First Deed of Trust means a mortgage, deed of trust, or other instrument which:

a.

constitutes or is equivalent to a first lien or encumbrance on the Property, subject only to the Permitted Encumbrances, and

b.

will allow the Person secured thereby, directly or by a trustee or other Person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default thereunder or under the loan secured by such instrument and thereby acquire title to the Property, subject only to the Permitted Encumbrances.

1.12

HELOC means a Loan which is a home equity line of credit with a pre-established borrowing limit.

1.13

Insured means the Person designated on the face of this Policy.

1.14

Insured Loan Amount means the unpaid principal balance of the Loan as of the Effective Date as set forth on the attached Schedule or, in the case of a substituted Loan, on the date of substitution; provided, however, that in the case of a HELOC, the Insured Loan Amount shall be the pre-established borrowing limit on the line of credit as of the Effective Date or, in the case of a substituted Loan, on the date of substitution.

1.15

Loan means a disbursement of proceeds or advance of credit by the Insured to or for the benefit of a Borrower who promises to repay the principal amount of such disbursement, or any future disbursement, plus interest, if any, at a stated annual rate over time, which is evidenced, in any event, by an Eligible Note secured by a Second Deed of Trust, and which is listed on the attached Schedule (or substituted therefor with the Company’s prior written approval) and to which coverage under this Policy has been extended. Each Loan that is a HELOC shall be so designated on the attached Schedule.

1.16

Loan File means, with respect to a Loan, the documents (including all documents in electronic format) created or received in connection with the origination and closing of the Loan, including the Loan File Documents.

1.17

Loan File Documents mean:

a.

the original, fully-completed Loan application, dated and signed by the Borrower,

b.

the original credit bureau report on the Borrower obtained in the Loan application process and any updated credit bureau reports on the Borrower obtained by the Insured,

c.

the original verification of the Borrower’s income obtained in the Loan application process,

d.

the original evidence of Property improvements to be completed, if applicable, which was obtained before or at the time the Loan was Consummated, and the original applicable completion certificates signed by the Borrower,

e.

a copy of the tax assessment, warranty deed or recorded land contract for sale, if applicable, obtained before or at the time the Loan was Consummated,

f.

the original Eligible Note,

g.

the original, recorded Second Deed of Trust,

h.

the original loan history record, maintained by the Insured in its normal course of business, of payments made on the Loan,

i.

the original documentary evidence of the Insured’s efforts to effect a cure of any Default and to collect the Loan,

j.

the original appraisal, or other acceptable evidence of value of the Property approved by the Company,

k.

the original documentary evidence obtained by the Insured, before or at the time the Loan was Consummated, that the Combined Loan-to-Value did not exceed the percentage as set forth in the Eligibility Criteria which is applicable to the Loan,

l.

the original Regulation Z disclosure statement,

m.

the original documentary evidence (such as cancelled checks) that any debts to be paid with the Loan proceeds were paid directly by the Insured, and

n.

the original documentary evidence of the normal and customary title search obtained by the Insured showing that the Loan was, or was to be immediately after the Loan was Consummated, secured by a mortgage, deed of trust, or other instrument which constituted or was equivalent to a Second Deed of Trust.

1.18

Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3. A Loss shall be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

1.19

Maximum Aggregate Liability means the Aggregate Loss Percentage of the Total Insured Loan Amount. The Maximum Aggregate Liability shall be replenished by any recoveries received by the Company.

1.20

Perfected Claim means a Claim received by the Company which contains all information and proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

1.21

Permitted Encumbrances means only the following liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption:

a.

Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

b.

Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed; and

c.

Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

1.22

Person means any individual, corporation, partnership, association or other entity.

1.23

Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any environmental condition including contamination by toxic or hazardous waste, chemicals or other substances.

1.24

Policy means this contract of insurance and all commitments, applications, endorsements and schedules, which are incorporated in this Policy, related to Loans insured under this Policy.

1.25

Property means a Residential real property and all improvements thereon which secure the Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions.

1.26

Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, of a unit in a planned unit development.

1.27

Schedule means the schedule attached hereto listing the Loans secured by Second Deeds of Trust for which coverage under this Policy has been extended.

1.28

Second Deed of Trust means a mortgage, deed of trust, or other similar instrument which constitutes or is equivalent to a lien or encumbrance on the related Property and which secures a Loan, subject only to the related First Deed of Trust and the Permitted Encumbrances, and allows the Person secured thereby, directly or by a trustee or other Person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon Default thereunder or under the Loan secured by such instrument and thereby acquire title to the Property, subject only to the First Deed of Trust and the Permitted Encumbrances.

1.29

Servicer means that Person acting on behalf of the owner of a Loan (or on behalf of the owner’s designee, if any) to service the Loan and of whom the Company has been notified. The Servicer acts as a representative of the owner of the Loan (and the owner’s designee, if any) and will bind the owner and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments and performing any other acts under this Policy. References in this Policy to a Servicer’s obligations will not be construed as relieving the owner or its designee of responsibility for the Servicer’s performance.

1.30

Total Amortized Insured Loan Amount means the sum of the Amortized Insured Loan Amounts of all the Loans.

1.31

Total Insured Loan Amount means the sum of the Insured Loan Amounts of all the Loans.

1.32

Trailing Payment mean any payment on the Loan received by the Insured after a Claim has been filed with the Company.

Any pronouns, when used in this Policy, shall mean the singular or plural, masculine or feminine, as the case may be.

2.

Obtaining Coverage and Payment of Premiums; Insured’s Representations and Warranties

2.1

Coverage – The Effective Date of this Policy shall be the date specified on the face hereof. Subject to the Company’s right to cancel as set forth in Section 2.2 and applicable law, this Policy shall continue in force until each Loan has been paid in full or is otherwise liquidated.

2.2

Premium – The premium for this Policy shall be paid in the manner and at the rate specified on the face hereof. Failure to pay any installment of the premium within thirty (30) days of the Premium Payment Date shall terminate the liability of the Company with respect to the coverage contained in the Policy, which Policy shall be canceled. There shall be no refund of premium under this Policy. If the liability of the Company for all Losses under this Policy reaches the Maximum Aggregate Liability, the total premium under this Policy is due and payable and shall remain due and payable; provided, however, that the premium shall continue to be calculated and paid in the manner specified on the face hereof.

2.3

Insured’s Representations and Warranties – The Insured makes to the Company the representations and warranties set forth on Exhibit A hereto with respect to each Loan. Exhibit A is hereby incorporated into this Policy by reference as if fully set forth herein. It is understood and agreed that such representations and warranties are material inducements to the Company to provide or continue coverage of Loans under this Policy, and the Company’s reliance on the representations and warranties referenced in this Section 2.3 survives any investigation, review or audit by the Company.

3.

Changes in Various Loan Terms, Servicing and Insured; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications – Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan; nor subordinate the Second Deed of Trust.

3.2

Open-End Provisions – For all Loans other than HELOCs, the Insured may not increase the principal balance of a Loan, unless the written approval of the Company has been obtained. For HELOCs, the Insured may not increase the principal balance of a Loan if: a) the Loan is more than thirty (30) days delinquent; or b) the Loan has been thirty (30) days delinquent two or more times in the past twelve (12) months; or c) the Loan has been sixty (60) days delinquent one time in the past twelve (12) months; or (d) the borrower has filed for bankruptcy.

3.3

Assumptions – If a Loan is assumed with the Insured’s approval, the Company’s liability for coverage of such Loan shall terminate as of the date of such assumption, unless the Company approves the assumption in writing. The Company shall not unreasonably withhold approval of an assumption.

3.4

Change of Servicing and Servicing Guidelines – Servicing of a Loan may be sold, transferred or assigned to a Person approved in writing by the Company without affecting the coverage hereunder for such Loan, subject, nevertheless, to all of the terms and conditions hereof and to all defenses which the Company may have had prior to any such sale, transfer or assignment, and provided that written notice thereof is given to the Company. A complete copy of the servicing procedures and guidelines (the “Servicing Guidelines”) applicable to the Loans shall be provided to the Company. Any changes, amendments or updates to the Servicing Guidelines (including, but not limited to, those arising from the sale, transfer or assignment of servicing) must be submitted to the Company and approved in writing by the Company prior to implementation.

3.5

Loan Assignment – The sale, assignment or transfer of a Loan by the Insured shall terminate coverage of the Loan hereunder; provided, however, that the original Insured listed on the face of this Policy may, directly or indirectly, sell, assign or transfer the Loans one time to a trust established for the purpose of issuing securities backed by the Loans insured under the Policy

3.6

Co-ordination and Duplication of Insurance Benefits – The coverage under this Policy shall be excess over any other insurance, including any primary mortgage insurance, which may apply to the Property or to the Loan.

4.

Exclusions From Coverage

The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:

4.1

Effective Date – Any Claim resulting from a Default existing at the Effective Date or occurring after cancellation of this Policy.

4.2

Incomplete Construction – Any Claim when, as of the date of such Claim: (a) construction of a Property is not completed in accordance with the construction plans and specifications upon which the Fair Market Value of the Property was based, or (b) a required completion certificate was falsely certified by the Borrower.

4.3

Negligence – Any Claim where there was negligence by the Insured, the Servicer or any other Person with respect to the Loan.

4.4

Non-Approved Servicer – Any Claim occurring when, at time of Default or thereafter, the Servicer is not approved in writing by the Company.

4.5

Physical Damage – Any Claim where, at any time after the Effective Date, Physical Damage to a Property (other than reasonable wear and tear) occurs or manifests itself.

4.6

Combined Loan-to-Value – Any Claim if the Combined Loan-to-Value exceeded the percentage as set forth in the Eligibility Criteria which is applicable to the Loan.

4.7

Second Lien Status – Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and Insured hereunder does not provide the Insured with a Second Deed of Trust.

4.8

Future Advances – Any Claim, if the First Deed of Trust allows for future advances, after the date the loan was consummated.

4.9

Breach of the Insured’s Obligations or Representations or Failure to Comply with Terms – Any Claim involving or arising out of any breach by the Insured of its obligations, representations or warranties under, or its failure to comply with the terms of, this Policy or of its obligations as imposed by operation of law.

4.10

Borrower Defenses – Any Claim if, under applicable law, the Borrower did successfully assert or may have successfully asserted any defense against the Insured so as to release in whole or in part the Borrower’s obligation to repay the Loan, provided, however, that this exclusion shall only apply to the extent and amount of such release.

4.11

Non-Eligible Loans – Any Claim if the Loan did not meet the Eligibility Criteria on the Effective Date or the date a Loan was substituted for another Loan with the Company’s written approval.

4.12

Failure to Provide Loan File – Any Claim if the Insured does not provide the Company with the Loan File upon the Company’s request therefor.

4.13

Fraud – Any Claim where there was fraud, dishonesty or misrepresentation in connection with the Loan.

5.

Conditions Precedent to Payment of Claim

It is a condition precedent to the Company’s obligation to pay a Loss that the Insured comply with all of the following requirements:

5.1

Notice of Default – The Insured must give the Company written notice within fifteen (15) days after either the end of each calendar month or such other day of the month agreed to by the Company and the Insured, of:

1.

Each Loan on which the Borrower has become two (2) months in Default on the Loan during the period covered by such notice; or

2.

Each Loan on which any proceedings which affect the Loan or the Property or the Insured’s or Borrower’s interest therein have been started during the period covered by such notice, by either the Insured or the holder (owner) of the first or any subordinate mortgage lien on the Property.

5.2

Monthly Reports – Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default. These monthly reports must continue until the Borrower is no longer in Default, any proceedings terminate, or until the Company has settled a Claim with respect to such Loan.

5.3

Company’s Option to Accelerate Filing of a Claim – If the Company so directs, at any time after receiving the Insured’s notice of Default, the Insured shall file a Claim within thirty (30) days after notice from the Company. The Company shall then make a payment of Loss in accordance with Section 6.3. If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan.

5.4

Mitigation of Damages – The Insured shall:

a.

Actively pursue reasonable opportunities to prevent and/or mitigate the Loss, including, without limitation good faith efforts by the Insured to: (i) obtain a cure of the Default; (ii) collect amounts due under the Loan; (iii) inspect and appraise the Property; and (iv) implement a short payoff, deed in lieu of foreclosure, note sale or lump sum cash settlement (collectively referred to herein as a “Liquidating Workout”), including, as necessary, waiver of any prepayment penalties, late fees, or similar charges. Notwithstanding the foregoing, the Insured shall not finalize or implement any Liquidating Workout without the Company’s prior written approval.

b.

Following payment of any Claim Amount, promptly forward to the Company any and all Trailing Payments, First Deed of Trust foreclosure notices, and any other information or documentation reasonably likely to assist the Company in mitigating Loss

c.

Without limiting the foregoing, assert its rights in any bankruptcy or similar state proceeding, including filing a proof of claim, filing a responsive pleading, and otherwise taking appropriate steps to protect its interest, whether a priority interest or not, to any potential excess proceeds in any foreclosure or similar action involving the Property, and

d.

In the event the Insured acquires the Property, which acquisition shall be made only upon receipt of prior written approval of the Company, use good faith efforts to timely dispose of the Property at the then fair market value of the Property.

5.5

Claim Information and Other Requirements – At the time of filing of the Claim, the Insured must provide the Company with:

a.

All information reasonably requested by the Company, including, but not limited to, the Loan File;

b.

A completed form furnished by or acceptable to the Company for payment of a Claim; and

c.

An assignment, containing customary representations and warranties, duly and properly executed and in recordable form, of all the Insured’s ownership right, title and interest in and to

1.

the Loan,

2.

the Eligible Note, properly endorsed in blank, and

3.

the originals (or in the case of recorded documents which have not been returned by the recording office, certified copies) of any and all documents executed and delivered by or to the Borrower or by any holder of such Loan including,

(i)   any Second Deed of Trust, and

(ii)  any policies of title insurance, letter reports of title, or opinions of title and surveys.

The obligation of the Insured to provide the Company with information reasonably requested by the Company shall continue until payment of the Claim. Upon assignment of the Second Deed of Trust to the Company, the Insured shall notify the Borrower of any change in the servicer.

5.6

Collection and Loss Mitigation Assistance – The Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan and the identification of loss mitigation opportunities, including obtaining information from the Borrower and/or any other appropriate source, and attempting to develop repayment plans and/or workout strategies acceptable to the Insured. Without limiting the foregoing, at its sole discretion the Company shall have the right to instruct the Insured to waive any prepayment penalties, late fees, or similar charges.

6.

Loss Payment Procedure

6.1

Filing of Claim – The Insured must file a Claim: (i) no earlier than the date on which the Loan becomes five (5) months in Default; and (ii) no later than thirty (30) days after the Loan becomes six (6) months in Default or within the thirty (30) day period specified in Section 5.3 (Company’s Option to Accelerate Filing of a Claim), unless a written extension has been granted by the Company. If the Insured fails to file a Claim within the applicable time, such failure shall be deemed to have been an election by the Insured to waive any right to any benefit under this Policy with respect to such Loan.

6.2

Calculation of Claim Amount – The Claim Amount shall be an amount equal to the lesser of:

a.

the sum of one hundred and ten percent (110%) of the unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances

and

b.

the sum of one hundred percent (100%) of the unpaid principal balance due under the Loan as of the date of Default, plus the amount of the accumulated delinquent interest computed to the date of Claim payment at the Loan rate of interest, plus foreclosure costs, including court costs and reasonable attorneys’ fees, paid by the Insured and approved by the Company.

Subject to Sections 3.1 and 3.2, in calculating such amounts, the unpaid principal balance shall not exceed the Insured Loan Amount and the unpaid principal balance and interest shall be reduced by any amounts obtained by a short payoff or other transaction approved in writing by the Company, and by any reduction in any insolvency proceeding or under the Soldier’s and Sailor’s Civil Relief Act of 1940 and/or any similar state or local law.

6.3

Claim Withdrawal –

a.

If, at any time prior to payment of the Claim Amount by the Company, the Insured receives any payment(s) which either: (i) cures the Default on the Loan; or (ii) results in the Loan being less than three (3) months in Default, the Insured shall apply such payment(s) to the Loan and shall withdraw the related Claim by providing prompt written notice to the Company of such withdrawal.

b.

If, at any time prior to payment of the Claim Amount, the Insured receives payment(s) constituting full payoff of the Loan, the Insured shall apply such payment(s) to the Loan and shall withdraw the related Claim by providing prompt written notice to the Company of such withdrawal. In such event, the Loan shall no longer be covered under this Policy and shall be removed from the Schedule.

6.4

Payment of Loss – Whenever a Loss becomes payable, the Company shall pay to the Insured, within sixty (60) days after the Insured has filed a Claim in accordance with Section 5.3 (Company’s Option to Accelerate Filing of a Claim) or Section 6.1 (Filing of Claim) the Claim Amount less any payments previously made by the Company with respect to that Loan; provided, however, that on or after the date on which the aggregate Losses paid by the Company under this Policy is an amount equal to the Maximum Aggregate Liability, the liability of the Company to pay any additional Losses under this Policy ceases, notwithstanding the payment of additional premium due under this Policy. All payments by the Company hereunder shall be made either by wire transfer or by check, at the Insured’s election and as so specified in a written notice to the Company. In the event that payments shall be made by wire transfer, the Insured shall provide written wiring instructions to the Company.

6.5

Trailing Payments – After payment by the Company of any Claim Amount hereunder, any and all Trailing Payments (appropriately endorsed) shall be promptly remitted by the Insured to the Company.

6.6

Discharge of Obligation – Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be full and final discharge of its obligation with respect to such Loss under this Policy.

7.

Additional Conditions

7.1

Proceedings of Eminent Domain – In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2

Subrogation – To the extent that the Company is entitled under applicable law to pursue an action on the Eligible Note, the Company shall be subrogated, upon payment of the related Loss, in the amount thereof to all of the Insured’s rights of recovery against a Borrower and any other Person relating to the Loan or to the Property. The Insured must execute and deliver at the request of the Company such instruments and papers, including, but not limited to, an assignment of the Eligible Note and undertake such other actions as may be necessary to transfer, assign and secure such rights. The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

7.3

Policy for Exclusive Benefit of Insured – The coverage provided under this Policy shall be for the sole and exclusive benefit of the Insured, and in no event shall any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy.

7.4

Arbitration of Disputes; Suits and Actions Brought by the Insured

a.

Unless prohibited by applicable law, or otherwise mutually agreed by the Company and Insured, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy including the breach, interpretation or construction thereof, shall be settled by arbitration. Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgment from a court of competent jurisdiction on matters of interpretation of this Policy. Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

b.

The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association’s National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business. Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

c.

No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company’s liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy. A suit or action against the Company must be commenced within three (3) years after the Loss can be determined unless otherwise required by applicable law.

d.

If a dispute arises concerning a Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent. The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

7.5

Release of Borrower – The Insured’s execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan shall release the Company from its obligation to the extent and amount of said release.

7.6

Amendments; No Waiver; Rights and Remedies; Use of Term “Including”

a.

No condition or requirement of this Policy shall be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

b.

No right or remedy of the Company provided for by this Policy shall be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

c.

As used in this Policy, the term “include” or “including” shall mean “include or including, without limitation.”

7.7

No Agency – Neither the Insured, nor any Servicer, nor any of their respective employees or agents, shall be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents (including any Person underwriting the Loan on behalf of the Insured), shall be deemed for any reason to be agents of the Insured or Servicer.

7.8

Assignment; Successors and Assigns – This Policy may be assigned one time, in whole but not in part, by the original Insured listed on the face hereof to the trustee of a trust established for the purpose of issuing securities backed by the Loans insured under the Policy.  This Policy shall inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

7.9

Applicable Law and Conformity to Law – All matters under this Policy and the provisions hereof shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its conflicts or choice of law provisions.

7.10

Notice – All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at 1601 Market Street, Philadelphia, PA 19103. The Company may change this address by giving written notice to the Insured. Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

All notices under this Policy, whether or not identified in this Policy as required to be in writing, shall be effective only if in writing and only upon receipt thereof. Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message.  A telecopy or such tape or message shall be effective only when received. The Company and the Insured may mutually agree that notices will be sent to any additional Person. Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

7.11

Reports and Examinations – The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company shall be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan. Without limiting the foregoing, the Insured shall provide the Company from time to time with the principal balances and other information necessary for the Company to confirm the premiums for this Policy.

7.12

Electronic Media – The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them. In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche. Such electronic or other media shall be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

7.13

Duty of Cooperation – Whenever requested by the Company, whether or not a notice of Default has been submitted, the Insured shall cooperate with the Company and furnish all reasonable aid, evidence and information in the possession of the Insured or to which the Insured has access with respect to any Loan, including all documents, files, computer data or other information requested by the Company upon reasonable notice. To the extent the Company is prejudiced by any failure of the Insured to cooperate, the Company’s remedy shall be to reduce the Loss by the estimated extent of such prejudice.

IN WITNESS WHEREOF, the Company has caused these presents to be signed by its duly authorized officers.

Radian Insurance Inc.

/s/ S. Trezevant Moore, Jr

/s/ Tami A. Bohm

Exhibit A

The Insured makes the following representations and warranties to the Company for each Loan:

(a)

All documents, materials, information, data and statements submitted to the Company by or on behalf of the Insured, including but not limited to the Electronic Tape Transmission (“ETT”) listing and describing each Loan, are true and accurate in all material respects. All such documents, materials, information, data and statements are hereby incorporated by reference as if fully set forth herein.

(b)

Each Loan is secured by a Second Deed of Trust. The real property identified as the security for each Loan consists of a residential one to four family dwelling, including condominiums, located in the United States of America.

(c)

A credit report with FICO score (or equivalent approved by the Company) was obtained and utilized in the underwriting of each Loan.

(d)

Each Loan was underwritten at the time it was originated in a manner consistent with the applicable underwriting guidelines and procedures of the originator of the Loan (the “Underwriting Guidelines”). The Insured has provided the Company with a copy of the Underwriting Guidelines.

(e)

Each Loan was originated in compliance with all applicable laws and regulations.

(f)

There is no fraud, dishonesty or misrepresentation occurring in connection with the origination of any Loan.

(g)

Each Loan is current as of the Effective Date, and no Loan has been delinquent thirty (30) or more days in the twelve months preceding the Effective Date.

(h)

Each Loan meets the Eligibility Criteria.